                                         Delaware
                                         Investments(SM)
                                         --------------------------------------
                                         A member of Lincoln Financial Group(R)






                             [Graphic Appears Here]





Annual Report
2002



GROWTH EQUITY











DELAWARE
American Services Fund






[Logo] POWERED BY RESEARCH.(SM)

A Commitment
  to Our Investors

Experience

o Our seasoned investment professionals average 12 years experience, bringing a wealth of knowledge and expertise to our management team.
o We trace our origins to 1929 and opened our first mutual fund in 1938. Over the past 73 years, we have weathered a wide range of economic and market environments.

Performance
o   We strive to deliver consistently good performance in all asset classes.
o We believe that hiring the best and the brightest in the industry, conducting fundamental research, and working in a disciplined investment process are essential to quality investment management.

Service
o   We are committed to providing the highest standards of client service.
o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.
o We make our funds available through financial advisors who can offer you individualized attention and valuable investment advice.

Diversification
o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.
o We offer mutual funds in virtually every asset class from domestic equity and fixed income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware Management Company and its affiliates managed more than $87 billion in assets as of June 30, 2002.


Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C)Delaware Distributors, L.P.


Table
  of Contents

Letter to Shareholders                                  1
Portfolio Management Review                             3
At Delaware                                             5
Performance Summary                                     6
Financial Statements:
   Statement of Net Assets                              8
   Statement of Operations                             10
   Statements of Changes in Net Assets                 11
   Financial Highlights                                12
   Notes to Financial Statements                       14
   Report of Independent Auditors                      17
Proxy Results                                          18
Board of Trustees/Officers                             19

                                                 Delaware American Services Fund
Letter                                           July 9, 2002
   to Shareholders

Recap of Events
At the midpoint of 2002, U.S. equities appeared to be on their way to a third calendar year of negative returns. With reports of corporate accounting malpractice dominating business headlines, negative sentiment was running rampant in the marketplace as we entered the third quarter.

Following a strong recovery by stocks during the fourth quarter of 2001, major equity indexes began to decline and by June had fallen to levels near, or past, their previous low points since the stock market peak of March 2000. In fact, the just-closed quarter was the worst second quarter of any year since 1970 for the Dow Jones Industrial Average (Source: The Wall Street Journal Market Data Group). As investors continued to fret about a range of issues, including terrorism, corporate accounting practices, and potential weakness in the current economic recovery, equity prices became further depressed in most industries. By the end of June, the negative sentiment in the stock market felt like a polar opposite of 1999's period of "irrational exuberance." On many days, the stock market lost ground regardless of the tone of the day's business news.

Delaware American Services Fund returned +7.34% (Class A shares at net asset value with distributions reinvested) during the fiscal year ended June 30, 2002. The Fund easily surpassed its benchmark index, the S&P 500 Index, which lost -17.98% for the same year. The return of the Fund's peer group, the Lipper Sector/Miscellaneous Funds Average, was -0.39%.

We believe the extreme bearish sentiment in the market this summer may actually be a long-term bullish sign for committed investors. None of the reasons discussed above suggest to us that investors' current outlooks should be so negative. A core principle of long-term investing is that no trend lasts forever. Market history tells us that down markets usually create long-range opportunities. No one knows whether the stock market is going up, down, or sideways over the next few months, or even years. What we do know is that, when compared to many other assets, equities continue to offer strong long-term capital appreciation potential.

And although the U.S. economy is recovering slowly from last year's recession, that recovery is progressing steadily. The annual growth rate for gross domestic product in the first quarter far surpassed the rate predicted by a Wall Street Journal survey of 55 professional economists in January. A similar mid-year poll put expected economic growth rates for the third and fourth quarters of this year at +3.3% and +3.7%, respectively. Continuation of the recovery would eventually mean a stronger profit picture. The weak profit picture is currently the key factor determining stock prices in the view of many investors.

Market Outlook
The investment landscape has clearly changed in recent years. In our opinion, equity investors are still going through a long and painful process of reining in expectations after years of outsized returns and a technology bubble of historic proportions in the late 1990s. Once that process is complete, and once stronger corporate earnings become apparent, we would expect to see average returns for stocks going forward on the order of approximately seven to 10 percent per year over the long term. In the meantime, we think professionally managed funds remain attractive investment options, and may hold advantages over indexing strategies should the stock market stay range-bound.

Total Return
For the period ended June 30, 2002                                   One Year
Delaware American Services Fund -- Class A Shares                     +7.34%
Lipper Sector/Miscellaneous Funds Average (82 funds)                  -0.39%
S&P 500 Index                                                        -17.98%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes and a description of the index can be found on page 6. The Lipper Sector/Miscellaneous Funds Average represents the average return of sector funds and miscellaneous other mutual funds tracked by Lipper (Source:
Lipper Inc.). The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. You cannot invest directly in an index. Past performance is not a guarantee of future results.

There are a number of ways to prepare today for the possibility of continued market volatility. For starters, diversifying your investment portfolio is imperative, especially with the stock market struggling to find its legs. We encourage consulting with a financial advisor to assure sufficient diversification in a portfolio targeted to meet specific goals.

In the long run, we are optimistic about the prospects for both the U.S. economy and for equity investing. We believe that the U.S. continues to offer a political and business structure that provides the world's best opportunities for growth, while our nation's wealth of intellectual capital, innovation, and ingenuity is second to none. In our opinion, it takes a Herculean effort to remain pessimistic about the U.S. stock market over long periods. We believe that, like most stock market trends, the environment of overwhelming pessimism that investors have recently created must end in time.

Sincerely,

/s/ Charles E. Haldeman, Jr.

Charles E. Haldeman, Jr.
Chairman,
Delaware Investments Family of Funds



/s/ David K. Downes

David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Portfolio                                        Delaware American Services Fund
  Management Review                              July 9, 2002


Fund Managers

John A. Heffern
Portfolio Manager

Lori P. Wachs
Portfolio Manager

Marshall T. Bassett
Portfolio Manager

Gerald S. Frey
Chief Investment Officer -- Growth


The Fund's Results
U.S. equity markets generally declined during Delaware American Services Fund's fiscal year, which ended June 30, 2002. The first half of our year was characterized by a recessionary economy and the Federal Reserve Bank's efforts to stimulate economic growth by significantly lowering short-term interest rates. Just when low interest rates were expected to positively impact economic activity, the tragic events of September 11 thwarted hopes of a recovery.

Economic growth resumed in the second half of our fiscal year, but market sentiment deteriorated as more companies were accused of accounting fraud, and tensions increased in the Middle East.

Your Fund's strategy of investing in the service sectors of the U.S. economy proved favorable. In spite of the weak markets, Delaware American Services Fund provided a positive return of +7.34% for the fiscal year ended June 30, 2002 (Class A shares at net asset value with distributions reinvested), significantly outperforming the S&P 500's loss of -17.98%. The Lipper Sector/Miscellaneous Fund Average, your Fund's peer group, averaged a -0.39% return for the same year.

The past year's low interest rate environment was particularly favorable to the types of companies we invest in -- financial, business and consumer services. Although we build the portfolio from the bottom-up, focusing on individual companies rather than on economic or market trends, we do pay close attention to the interest rate environment. Interest rates affect the profitability of financial services companies, the raw material costs of manufacturers, and the purchasing power of consumers -- all of which weigh heavily on the Fund's primary sectors.


Portfolio Highlights
Delaware American Services Fund's allocation to financial services companies was a key factor in its success during the year. Banking and financial services companies, which represented 19.49% of the portfolio at fiscal year-end, benefited from the low interest rates that prevailed throughout the year. In addition, the stocks we selected for the portfolio were generally strong performers within the category.

Because we expect interest rates to eventually rise, we have made adjustments to our holdings in the banking and finance sector. Though we held mortgage-related companies such as Freddie Mac and Fannie Mae during the period, we have reduced our allocation in this area, which included selling our position of Fannie Mae by the close of the reporting period. Even though we believe these are fundamentally strong companies, they are likely to suffer from decreased mortgage activity if interest rates rise. Consequently, we have shifted some of the portfolio's assets into insurance companies, which we believe will carry us through any higher interest rate environment in the future.

Anticipation of climbing rates also led us to slightly reduce our allocation to home builders and home improvement retailers. We think higher borrowing costs could dampen new home construction as well as home improvement activity.

Because we recognize that there will be companies or sectors that do not perform as we anticipated, we strive to build a diversified portfolio strong enough to withstand surprises from individual companies or sectors. This year, cable and media stocks proved to be an unexpectedly weak link in our portfolio, as the industry suffered from concerns about high debt and slower-than-expected subscriber growth. We believe it is a testament to our investment strategy that the Fund, as a whole, maintained its strong performance in spite of a fairly significant position in this distressed sector.

Three cable stocks detracted from the Fund's return over the course of the year. One of these, Adelphia Communications, we sold prior to its declared bankruptcy. Two others, Charter Communications and Mediacom Communications, we continue to hold. Both companies should have more than enough excess cash flow to service their debt, and we believe they can weather this challenge to their industry.

Strong performance from other consumer-related stocks helped to offset our cable holdings, as consumer sectors held up quite well in spite of the difficult economic environment. One of our top 10 holdings, Urban Outfitters, is a specialty retailer that has benefited from new store openings as well as increased direct sales to the consumer via Web site and catalogue transactions. We believe the company is well managed and enjoys an eclectic product line that has contributed to solid sales increases.

In the transportation segment, we added Knight Transportation to our portfolio this past year. The Arizona-based trucking company has seen earnings increase due to a growing customer base, increased volume from existing customers, and the expansion of their trucking fleet. We believe this company's management has a clear vision and that the company can continue to benefit from an efficient operating model. Its price appreciation since our purchase had a positive impact on the portfolio's fiscal year performance.

Global advertising giant, Omnicom Group, is a part of our business services sector and a top portfolio holding. One of only a few major global advertising companies, Omnicom's price decline this past year gave us an opportunity to buy a top-notch company with excess cash flow that was selling at valuations we had not seen in years.

The price decline stemmed from questions about how Omnicom Group was defining internal growth versus acquisition growth. Internal growth is often valued more by the market. There was also some uncertainty about the timing of a recovery in advertising revenue. In our opinion, these concerns were overstated. The company has been actively winning business from its competitors. Given the likelihood that companies will need even greater brand identity in the future, we think it's only a matter of time until advertising rebounds. In our view, revenues should recover in 2003 if not in late 2002. We see our purchase of Omnicom Group as planting the seeds for probable future strong performance.



Outlook
Given the spotlight on corporate accounting practices as well as current global tensions, we think price volatility could continue in the near term. We are not overly distressed by the ongoing volatility. Although disconcerting in the short term, price declines occasionally let us buy stocks that are much cheaper than we think they should be.

We believe the sectors that form the core of our portfolio --financial, business and consumer services -- continue to represent excellent investment opportunities. As always, we are looking for companies that exhibit the right mix of growth potential and valuation.

Our strategy within the Delaware American Services Fund has been to hold 50 to 70 companies that we believe will provide not necessarily the highest possible growth models, but modest and sustainable growth. We strive to identify companies that we think will perform well over a three- to five-year period. We continually monitor price, and if a stock approaches what we consider fair valuation, we are inclined to take any profits and later repurchase the stock at a lower price should the opportunity arise.

We are optimistic that this strategy, which performed so well during the past year, will continue to reward shareholders in the future.



Top 10 Holdings
As of June 30, 2002

                                                            Percentage
Company                         Industry                   of Net Assets
------------------------------------------------------------------------
Travelers Property Casualty     Insurance                      4.01%
------------------------------------------------------------------------
Cendant                         Business Services              3.89%
------------------------------------------------------------------------
Freddie Mac                     Banking & Finance              3.88%
------------------------------------------------------------------------
PartnerRe                       Insurance                      3.24%
------------------------------------------------------------------------
Doral Financial                 Banking & Finance              3.03%
------------------------------------------------------------------------
Centex                          Building & Materials           2.98%
------------------------------------------------------------------------
Omnicom Group                   Business Services              2.91%
------------------------------------------------------------------------
Capital One Financial           Banking & Finance              2.77%
------------------------------------------------------------------------
McKesson                        Healthcare & Pharmaceuticals   2.76%
------------------------------------------------------------------------
Urban Outfitters                Retail                         2.64%
------------------------------------------------------------------------

At Delaware

Powered by Research

At Delaware Investments, our long history of asset management has taught us the importance of two key principles:

o Astute security selection is essential when seeking a performance advantage.
o Superior fundamental research is the key to astute security selection.

Using these core principles, we have built an organization that is Powered by Research. We believe our organization represents an effective model for conducting and capitalizing on independent fundamental research and analysis.

FIVE SPECIALIZED CENTERS OF EXPERTISE
While many organizations single handedly try to be all things across all investment disciplines, we at Delaware Investments have elected instead to decentralize and have structured ourselves into five distinct Centers of Expertise, each focused on a specific investment discipline:

o U.S. growth equity
o U.S. value equity
o U.S. fixed income
o International and global
o U.S. structured equity products

Each Center of Expertise is led by a team of seasoned management professionals who embrace our belief in superior fundamental research.

THE INDEPENDENT RESEARCH ADVANTAGE
Each Center of Expertise is responsible for its own investment process and conducts its own independent research rather than rely on the one-size-fits-all recommendations of a single, centralized research team. We believe our decentralized approach offers us an independent research advantage:

Focused Expertise
Research is always conducted from the viewpoint of a specific asset-class discipline by the professionals best equipped to shape and evaluate it.

Direct Accountability
The people who do the research are the very same people who actually manage the investments and are accountable for the results.

Superior Security Selection
We believe this direct approach to fundamental research enables each Center of Expertise to uncover market inefficiencies and underappreciated securities that represent their discipline's most rewarding opportunities.

The Investor Advantage
Our experience has taught us that, despite ongoing change, knowledgeable investors will continue to need long-range investment plans that have well-defined objectives and diversified asset management. Delaware Investments has put in place the intellectual capital, infrastructure, and organizational commitment to deliver superior asset management to the discriminating investor.

For more information about the funds managed by each Center of Expertise and how they might fit into your long-term investment strategy, we encourage you to contact your financial advisor or call us at 800 523-1918.

Delaware eDelivery

WANT TO REDUCE PAPER CLUTTER?
You can receive these fund reports electronically instead of by U.S. mail. To sign up for Delaware eDelivery and get your fund documents online, go to www.delawareinvestments.com/edelivery.

[Graphic Appears Here]

If you have questions or need assistance, contact our Shareholder Service Center via e-mail at service@delinvest.com or call 800 523-1918. Representatives are available Monday through Friday from 8:00 a.m. to 8:00 p.m., Eastern Time.

Delaware
  American Services Fund

Fund Basics
As of June 30, 2002
----------------------------------------------
Fund Objective:
The Fund seeks to provide long-term capital
growth.
----------------------------------------------
Total Fund Net Assets:
$11.04 million
----------------------------------------------
Number of Holdings:
58
----------------------------------------------
Fund Start Date:
December 29, 1999
----------------------------------------------
Your Fund Managers:
John A. Heffern joined Delaware Investments in 1997. He previously was a Senior Vice President, Equity Research at NatWest Securities Corporation's Specialty Financial Services unit. Prior to that, Mr. Heffern was a Principal and Senior Regional Bank Analyst at Alex Brown & Sons. He has been managing the American Services Fund since its inception.

Lori P. Wachs joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in finance and oriental studies.

Marshall T. Bassett holds a bachelor's degree and an MBA from Duke University. Prior to joining Delaware Investments in 1997, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies and as a trust officer at Sovran Bank and Trust Company.

Gerald S. Frey has 23 years' experience in the money management business and holds a BA in economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York.
----------------------------------------------
Nasdaq Symbols:
Class A DASAX
Class B DASBX
Class C DAMCX



Fund Performance
Average Annual Total Returns
Through June 30, 2002                        Lifetime          One Year
------------------------------------------------------------------------
Class A (Est. 12/29/99)
Excluding Sales Charge                        +21.01%           +7.34%
Including Sales Charge                        +18.18%           +1.17%
------------------------------------------------------------------------
Class B (Est. 2/28/01)
Excluding Sales Charge                        +10.45%           +6.66%
Including Sales Charge                         +7.54%           +1.66%
------------------------------------------------------------------------
Class C (Est. 2/28/01)
Excluding Sales Charge                        +10.37%           +6.57%
Including Sales Charge                        +10.37%           +5.57%
------------------------------------------------------------------------
Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%. Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for the lifetime and one-year periods ended June 30, 2002 for Delaware American Services Fund's Institutional Class were +21.18% and +7.73%, respectively. The Institutional Class shares were first made available on December 29, 1999 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

An expense limitation was in effect for all classes of Delaware American Services Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

NASDAQ Institutional Class Symbol: DASIX

Delaware
  American Services Fund

Performance of a $10,000 Investment
December 29, 1999 (Fund inception) through June 30, 2002


Delaware American Services Fund Growth of $10,000 investment chart
------------------------------------------------------------------

                  Delaware American
                    Services Fund -
                    Class A Shares          S&P 500 Index
      31-Dec-99         $9,424                 $10,000
      31-Mar-00         $12,860                $10,229
      30-Jun-00         $11,685                $9,958
      30-Sep-00         $13,929                $9,861
      31-Dec-00         $13,340                $9,089
      30-Mar-01         $12,295                $8,012
      30-Jun-01         $14,163                $8,481
      30-Sep-01         $12,839                $7,236
      31-Dec-01         $14,952                $8,009
      30-Mar-02         $16,181                $8,031
      30-Jun-02         $15,204                $6,955


Chart assumes $10,000 invested on December 29, 1999 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to different charges and expenses. The chart also assumes $10,000 invested in the S&P 500 Index at that month's end, December 31, 1999. After December 31, 1999, returns plotted on the chart were as of the last day of each month shown. The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. The chart does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Statement                                        Delaware American Services Fund
  of Net Assets                                  June 30, 2002


                                             Number of      Market
                                               Shares       Value
Common Stock-- 96.16%
Banking & Finance-- 19.49%
     Alliance Capital Management               2,000      $   68,500
     Capital One Financial                     5,000         305,250
     Countrywide Credit Industries             4,500         217,125
     Doral Financial                          10,000         333,900
     Franklin Resources                        2,000          85,280
     Freddie Mac                               7,000         428,400
     Lehman Brothers Holdings                  3,500         218,820
     Redwood Trust                             3,000          93,000
     Sovereign Bancorp                        12,000         179,400
     TCF Financial                             4,500         220,950
                                                          ----------
                                                           2,150,625
                                                          ----------
Building & Materials-- 5.46%
     Centex                                    5,700         329,403
     D.R. Horton                              10,500         273,315
                                                          ----------
                                                             602,718
                                                          ----------
Business Services-- 11.23%
    +Cendant                                  27,000         428,760
    +Getty Images                              4,900         106,673
    +Hall Kinion & Associates                 10,500          78,855
     Omnicom Group                             7,000         320,600
    +Resources Connection                      1,500          40,485
    +Robert Half International                 2,900          67,570
    +United Rentals                            9,000         196,200
                                                          ----------
                                                           1,239,143
                                                          ----------
Cable, Media & Publishing-- 5.75%
    +Charter Communications                   40,300         164,424
    +Clear Channel Communications              3,000          96,060
    +Mediacom Communications                  34,000         264,860
    +Valassis Communications                   3,000         109,500
                                                          ----------
                                                             634,844
                                                          ----------
Computers & Technology-- 3.46%
     Henry (Jack) & Associates                 8,600         143,534
    +Intuit                                    4,800         238,656
                                                          ----------
                                                             382,190
                                                          ----------
Consumer Products-- 1.42%
     Avon Products                             3,000         156,720
                                                          ----------
                                                             156,720
                                                          ----------
Electronics & Electrical Equipment-- 1.14%
    +Fisher Scientific International           4,500         126,000
                                                          ----------
                                                             126,000
                                                          ----------
Food, Beverage & Tobacco-- 2.24%
    +American Italian Pasta                    1,700          86,683
    +Constellation Brands                      5,000         160,000
                                                          ----------
                                                             246,683
                                                          ----------
Healthcare & Pharmaceuticals-- 5.90%
     HCA-- The Healthcare Company              3,000         142,500
     McKesson                                  9,300         304,110
    +Respironics                               6,000         204,300
                                                          ----------
                                                             650,910
                                                          ----------

                                          Number of         Market
                                            Shares          Value
Common Stock (continued)
Industrial Machinery-- 0.66%
    +Zebra Technologies Class A                1,500      $    72,330

                                                          -----------
                                                               72,330
                                                          -----------
Insurance-- 16.05%
     Everest Re Group                          3,000          167,850
     Fidelity National                         6,000          189,600
     Financial
     MBIA                                      4,000          226,120
     PartnerRe                                 7,300          357,335
     RenaissanceRe Holdings                    7,000          256,200
    +Travelers Property                       25,000          442,500
     Casualty
    +Willis Group Holdings                     4,000          131,640
                                                          -----------
                                                            1,771,245
                                                          -----------
Leisure, Lodging & Entertainment-- 2.30%
    +CEC Entertainment                         3,700          152,810
     Royal Caribbean Cruises                   5,200          101,400
                                                          -----------
                                                              254,210
                                                          -----------
Retail-- 15.47%
    +American Eagle Outfitters                 2,800           59,192
    +Bed Bath & Beyond                         2,300           86,802
    +Best Buy                                  3,900          141,570
    +Brinker International                     2,400           76,200
    +California Pizza Kitchen                  4,200          104,160
    +Cost Plus                                 3,700          113,146
     Darden Restaurants                        7,800          192,660
    +Hot Topic                                 7,000          186,970
    +Kohl's                                    3,200          224,256
    +Sonic                                     2,700           84,807
    +The Cheesecake Factory                    4,100          145,468
    +Urban Outfitters                          8,400          291,648
                                                         -----------
                                                            1,706,879
                                                          -----------
Textiles, Apparel & Furniture-- 2.70%
     Cintas                                    2,800          138,404
    +Coach                                     2,900          159,210
                                                          -----------
                                                              297,614
                                                          -----------
Transportation & Shipping-- 2.89%
    +Heartland Express                         4,819          115,319
    +Knight Transportation                     8,800          204,072
                                                          -----------
                                                              319,391
                                                          -----------
Total Common Stock    (cost $10,654,280)                   10,611,502
                                                          -----------

                                           Principal
                                             Amount
Repurchase Agreements -- 2.80%
 With BNP Paribas 1.91% 7/1/02
   (dated 6/28/02, collateralized
   by $80,100 U.S. Treasury Notes
   6.00% due 9/30/02, market value
   $82,085 and $30,600 U.S. Treasury
   Notes 5.375% due 6/30/03,
   market value $32,483)                  $  112,200          112,200

Statement                                        Delaware American Services Fund
  of Net Assets (continued)

                                           Principal         Market
                                             Amount          Value
Repurchase Agreements (continued)
   With J. P. Morgan Securities 1.83%
     7/1/02 (dated 6/28/02,
     collateralized by $86,800
     U.S. Treasury Bills due 9/19/02,
     market value $86,489)                   $84,700      $    84,700

   With UBS Warburg 1.90% 7/1/02
     (dated 6/28/02, collateralized
     by $40,000 U.S. Treasury Notes
     5.375% due 6/30/03, market value
     $42,449 and $40,000 U.S. Treasury
     Notes 5.875% due 2/15/04,
     market value $42,999 and $25,900
     U.S. Treasury Notes 6.625% due
     5/15/07, market value $28,927           112,100          112,100
                                                          -----------
Total Repurchase Agreements (cost $309,000)                   309,000
                                                          -----------

Total Market Value of Securities -- 98.96%
   (cost $10,963,280)                                      10,920,502
Receivables and Other Assets
   Net of Liabilities -- 1.04%                                115,166
                                                          -----------
Net Assets Applicable to 1,015,558
   Shares Outstanding -- 100.00%                          $11,035,668
                                                          ===========
Net Asset Value -- Delaware American
   Services Fund Class A
   ($3,778,123 / 346,914 Shares)                               $10.89
                                                               ------
Net Asset Value -- Delaware American
   Services Fund Class B
   ($3,483,984 / 322,672 Shares)                               $10.80
                                                               ------
Net Asset Value -- Delaware American
   Services Fund Class C
   ($536,309 / 49,688 Shares)                                  $10.79
                                                               ------
Net Asset Value -- Delaware American
   Services Fund Institutional Class
   ($3,237,252 / 296,284 Shares)                               $10.93
                                                               ------



Components of Net Assets at June 30, 2002:
Shares of beneficial interest
   (unlimited authorization -- no par)                    $10,358,498
Accumulated net realized gain on investments                  719,948
Net unrealized depreciation of investments                    (42,778)
                                                          -----------
Total net assets                                          $11,035,668
                                                          ===========

+Non-income producing security for the year ended June 30, 2002.

Net Asset Value and Offering Price per Share --
   Delaware American Services Fund
Net Asset Value Class A (A)                                    $10.89
Sales charge (5.75% of offering price or
   6.06% of amount invested per share) (B)                       0.66
                                                               ------
Offering price                                                 $11.55
                                                               ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.

(B) See the current prospectus for purchase of $50,000 or more.


See accompanying notes

Statement                                                                        Delaware American Services Fund
  of Operations                                                                  Year Ended June 30, 2002

Investment Income:
   Dividends                                                                     $74,941
   Interest                                                                       11,046            $ 85,987
                                                                                 -------            --------

Expenses:
   Registration fees                                                              68,466
   Management fees                                                                59,602
   Reports and statements to shareholders                                         51,428
   Distribution expenses-Class A                                                   6,524
   Distribution expenses-Class B                                                  17,968
   Distribution expenses-Class C                                                   3,595
   Dividend disbursing and transfer agent fees and expenses                       26,819
   Accounting and administration expenses                                          3,442
   Custodian fees                                                                  1,298
   Trustees' fees                                                                  1,270
   Professional fees                                                                 334
   Taxes (other than taxes on income)                                                 30
   Other                                                                           2,987             243,763
                                                                                 -------
   Less expenses absorbed or waived                                                                 (120,208)
   Less fees paid indirectly                                                                            (380)
                                                                                                    --------
   Total expenses                                                                                    123,175
                                                                                                    --------
Net Investment Loss                                                                                  (37,188)
                                                                                                    --------

Net Realized and Unrealized Gain (Loss) on Investments:
   Net realized gain on investments                                                                  995,417
   Net change in unrealized appreciation/depreciation of investments                                (630,018)
                                                                                                    --------
Net Realized and Unrealized Gain on Investments                                                      365,399
                                                                                                    --------

Net Increase in Net Assets Resulting from Operations                                                $328,211
                                                                                                    ========

See accompanying notes

Statements                                                                             Delaware American Services Fund
  of Changes in Net Assets

                                                                                                     Year Ended
                                                                                               6/30/02         6/30/01
Increase in Net Assets from Operations:
   Net investment loss                                                                       $   (37,188)   $   (1,503)
   Net realized gain on investments                                                              995,417       292,118
   Net change in unrealized appreciation/depreciation of investments                            (630,018)      458,836
                                                                                             -----------    ----------
   Net increase in net assets resulting from operations                                          328,211       749,451
                                                                                             -----------    ----------

Dividends and Distributions to Shareholders from:
   Net investment income:
     Class A                                                                                          --        (1,439)
     Class B                                                                                          --            --
     Class C                                                                                          --            --
     Institutional Class                                                                              --        (4,028)

   Net realized gain on investments:
     Class A                                                                                      (3,011)     (151,038)
     Class B                                                                                      (1,928)           --
     Class C                                                                                        (334)           --
     Institutional Class                                                                         (4,438)      (431,603)

   In excess of net realized gain on investments:**
     Class A                                                                                          --       (59,252)
     Class B                                                                                          --            --
     Class C                                                                                          --            --
     Institutional Class                                                                              --      (169,318)
                                                                                             -----------    ----------
                                                                                                  (9,711)     (816,678)
                                                                                             -----------    ----------
Capital Share Transactions:
   Proceeds from shares sold:
     Class A                                                                                   2,816,348     1,102,820
     Class B                                                                                   3,127,145       615,724
     Class C                                                                                     645,495        85,707
     Institutional Class                                                                              --            --

   Net asset value of shares issued upon reinvestment of dividends and distributions:
     Class A                                                                                       2,953       201,644
     Class B                                                                                       1,866            --
     Class C                                                                                         334            --
     Institutional Class                                                                           4,438       604,949
                                                                                             -----------    ----------
                                                                                               6,598,579     2,610,844
                                                                                             -----------    ----------
   Cost of shares repurchased:
     Class A                                                                                    (799,277)     (393,494)
     Class B                                                                                    (284,449)           --
     Class C                                                                                    (194,261)       (6,767)
     Institutional Class                                                                              --            --
                                                                                             -----------    ----------
                                                                                              (1,277,987)     (400,261)
                                                                                             -----------    ----------
Increase in net assets derived from capital share transactions                                 5,320,592     2,210,583
                                                                                             -----------    ----------
Net Increase in Net Assets                                                                     5,639,092     2,143,356

Net Assets:
   Beginning of period                                                                         5,396,576     3,253,220
                                                                                             -----------    ----------
   End of period                                                                             $11,035,668    $5,396,576
                                                                                             ===========    ==========

**Distributions which exceed net realized gain for financial reporting purposes but not for tax purposes are reported as distributions in excess of net realized gains.

  See accompanying notes

Financial
   Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                          Delaware American            Delaware American
                                                                        Services Fund Class A         Services Fund Class B

                                                                 Year        Year      12/29/99(1)    Year       2/28/01(1)
                                                                 Ended       Ended        to          Ended         to
                                                                6/30/02     6/30/01     6/30/00      6/30/02      6/30/01
Net asset value, beginning of period                            $10.160     $10.540     $ 8.500      $10.140     $ 9.470

Income from investment operations:
Net investment income (loss)(2)                                  (0.039)     (0.008)      0.010       (0.119)     (0.031)
Net realized and unrealized gain on investments                   0.784       2.061       2.030        0.794       0.701
                                                                -------     -------     -------      -------     -------
Total from investment operations                                  0.745       2.053       2.040        0.675       0.670
                                                                -------     -------     -------      -------     -------

Less dividends and distributions from:
Net investment income                                                --      (0.015)         --           --          --
Net realized gain on investments                                 (0.015)     (1.741)         --       (0.015)         --
In excess of net gain on investments                                 --      (0.677)         --           --          --
                                                                -------     -------     -------      -------     -------
Total dividends and distributions                                (0.015)     (2.433)         --       (0.015)         --
                                                                -------     -------     -------      -------     -------

Net asset value, end of period                                  $10.890     $10.160     $10.540      $10.800     $10.140
                                                                =======     =======     =======      =======     =======

Total return(3)                                                   7.34%      21.21%      24.00%        6.66%       7.07%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                         $ 3,778     $ 1,671     $   774      $ 3,484     $   638
Ratio of expenses to average net assets                           1.45%       0.98%       0.75%        2.20%       2.20%
Ratio of expenses to average net assets prior
   to expense limitation and expenses paid indirectly             2.96%       2.64%       1.22%        3.71%       6.02%
Ratio of net investment income (loss) to average net assets      (0.37%)     (0.09%)      0.20%       (1.12%)     (1.08%)
Ratio of net investment loss to average net assets
   prior to expense limitation and expenses paid indirectly      (1.88%)     (1.75%)     (0.27%)      (2.63%)     (4.90%)
Portfolio turnover                                                 311%        502%        988%         311%        502%

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the period. Performance would have been lower had the expense limitation not been in effect.


See accompanying notes

Financial
   Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                              Delaware American               Delaware American
                                                            Services Fund Class C      Services Fund Institutional Class
                                                               Year    2/28/01(1)        Year         Year     12/29/99(1)
                                                              Ended        to            Ended        Ended        to
                                                             6/30/02     6/30/01        6/30/02      6/30/01     6/30/00

Net asset value, beginning of period                         $10.140     $ 9.470        $10.160      $10.540     $ 8.500

Income from investment operations:
Net investment income (loss)(2)                               (0.120)     (0.035)        (0.012)          --       0.010
Net realized and unrealized gain on investments                0.785       0.705          0.797        2.053       2.030
                                                             -------     -------        -------      -------     -------
Total from investment operations                               0.665       0.670          0.785        2.053       2.040
                                                             -------     -------        -------      -------     -------

Less dividends and distributions from:
Net investment income                                             --          --             --       (0.015)         --
Net realized gain on investments                              (0.015)         --         (0.015)      (1.741)         --
In excess of net gain on investments                              --          --             --       (0.677)         --
                                                             -------     -------        -------      -------     -------
Total dividends and distributions                             (0.015)         --         (0.015)      (2.433)         --
                                                             -------     -------        -------      -------     -------

Net asset value, end of period                               $10.790     $10.140        $10.930      $ 10.16     $10.540
                                                             =======     =======        =======      =======     =======

Total return(3)                                                6.57%       7.07%          7.73%       21.21%      24.00%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                         $536         $81        $ 3,237      $ 3,007     $ 2,479
Ratio of expenses to average net assets                        2.20%       2.20%          1.20%        0.90%       0.75%
Ratio of expenses to average net assets prior
   to expense limitation and expenses paid indirectly          3.71%       6.02%          2.71%        2.39%       0.97%
Ratio of net investment income (loss) to average net assets   (1.12%)     (1.08%)        (0.12%)          --       0.20%
Ratio of net investment loss to average net assets
   prior to expense limitation and expenses paid indirectly   (2.63%)     (4.90%)        (1.63%)      (1.49%)     (0.02%)
Portfolio turnover                                              311%        502%           311%         502%        988%

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the period. Performance would have been lower had the expense limitation not been in effect.


See accompanying notes

                                                 Delaware American Services Fund
Notes                                            June 30, 2002
  to Financial Statements

Delaware Group Equity Funds III (the "Trust") is organized as a Delaware business trust and offers seven series: Delaware American Services Fund, Delaware Focused Growth Fund, Delaware Focused Value Fund (formerly Delaware Research Fund), Delaware Health Care Fund, Delaware Small Cap Growth Fund, Delaware Technology and Innovation Fund and Delaware Trend Fund. These financial statements and the related notes pertain to Delaware American Services Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately 8 years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to provide long-term capital growth.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $191 for the year ended June 30, 2002. In addition, the Fund receives earnings credits from its custodian when positive balances are maintained, which are used to offset custody fees. The earnings credits for the year ended June 30, 2002 were approximately $189. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly."

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

DMC has elected to waive that portion, if any, of the management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees and extraordinary expenses, do not exceed 1.20% of average daily net assets of the Fund through August 31, 2003.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% (fixed at 0.25% by the Board of Trustees) of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. No distribution expenses are paid by Institutional Class shares.

Notes                                            Delaware American Services Fund
  to Financial Statements (continued)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)
At June 30, 2002, the Fund had receivables from or liabilities payable to affiliates as follows:

Dividend disbursing, transfer agent fees,
   accounting and other expenses payable to DSC            $ 3,228
Other expenses payable to DMC and affiliates                 3,411
Receivable from DMC under expense limitation agreement      53,022

For the year ended June 30, 2002, DDLP earned $6,587 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Funds. These officers and trustees are paid no compensation by the Fund.

3. Investments
For the year ended June 30, 2002, the Fund made purchases of $28,592,036 and sales of $23,361,236 of investment securities other than short-term investments.

At June 30, 2002, the cost of investments for federal income tax purposes was $11,106,381. At June 30, 2002, the net unrealized depreciation was $185,879 of which $740,073 related to unrealized appreciation of investments and $925,952 related to unrealized depreciation of investments.

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principals generally accepted in the United States. The tax character of dividends and distributions paid during the years ended June 30, 2002 and 2001 was as follows:

                               6/30/02      6/30/01
Ordinary Income                $   --      $816,678
Long-term capital gain          9,711            --
                               ------      --------
Total                          $9,711      $816,678
                               ------      --------

As of June 30, 2002, the components of net assets on a tax basis were as follows:

Paid in capital                         $10,358,498
Undistributed ordinary income               807,911
Undistributed long-term capital gain         55,138
Unrealized depreciation                    (185,879)
                                        -----------
Net Assets                              $11,035,668
                                        -----------

5. Capital Shares
Transactions in capital shares were as follows:

                                                   Year Ended
                                             6/30/02        6/30/01
Shares sold:
   Class A                                    255,833       110,510
   Class B                                    286,471        62,938
   Class C                                     59,261         8,668
   Institutional Class                             --            --

Shares issued upon reinvestment
   of dividends and distributions:
   Class A                                        286        20,227
   Class B                                        182            --
   Class C                                         32            --
   Institutional Class                            429        60,560
                                            ---------       -------
                                              602,494       262,903
                                            ---------       -------
Shares repurchased:
   Class A                                    (73,712)      (39,675)
   Class B                                    (26,919)           --
   Class C                                    (17,589)         (684)
   Institutional Class                             --            --
                                            ---------       -------
                                             (118,220)      (40,359)
                                            ---------       -------
Net increase                                  484,274       222,544
                                            =========       =======

6. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of June 30, 2002, or at any time during the period.

7. Credit and Market Risk
The Fund concentrates its investments in companies management believes will benefit from advances in financial services, business services or consumer services sectors. As a result, the value of the Fund's shares can be expected to fluctuate in response to factors affecting the industries in which these companies operate, and may fluctuate more widely than a fund that invests in a broader range of industries. The Fund may be more susceptible to a single economic, political or regulatory occurrence affecting these companies.

Notes                                            Delaware American Services Fund
  to Financial Statements (continued)

8. Tax Information (Unaudited)
The information set forth is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended June 30, 2002, the Fund designates distributions paid during the year as follows:

     (A)
  Long-Term          (B)           (C)
Capital Gains      Ordinary       Total              (D)
Distributions       Income      Distributions    Qualifying
 (Tax Basis)     Distributions   (Tax Basis)     Dividends(1)
-------------    -------------  -------------    ------------
    100%              --            100%              --

Items (A) and (B) are based on a percentage of the Fund's total distributions.

Item (D) is based on a percentage of ordinary income of the Fund.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Report
  of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Equity Funds III -
  Delaware American Services Fund

We have audited the accompanying statement of net assets of Delaware American Services Fund (the "Fund") as of June 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware American Services Fund at June 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
August 9, 2002

Proxy                                                                  Unaudited
  Results

Delaware American Services Fund shareholders voted on the following proposals at the special meeting of shareholders on April 26, 2002, or as adjourned. The description of the proposal and number of shares voted are as follows:

                             Number of shares               % of Outstanding Shares         % of Shares Voted
                             ----------------               -----------------------         -----------------
1. To adopt a new fundamental investment restriction concerning industry concentration

Affirmative                     424,467.039                          54.513                      99.203
Against                           2,063.626                           0.265                       0.482
Abstain                           1,347.991                           0.173                       0.315
Total                           427,878.656                          54.951                      100.00

Fund Totals:
Record Total                    778,665.701
Voted Shares                    427,878.656
Percent Voted                       54.951%

Board of Trustees/Officers
  Addendum

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.

    Name,                                                               Principal                 Number of          Other
   Address                        Position(s)                          Occupation(s)        Portfolios in Fund    Directorships
     and                          Held with       Length of Time         During              Complex Overseen        Held by
   Birthdate                        Fund(s)            Served           Past 5 Years             by Trustee          Trustee
----------------------------------------------------------------------------------------------------------------------------------
Interested Trustees

Charles E. Haldeman, Jr.(1)        Chairman           2 Year       Since January 1, 2000,             89               None
   2005 Market Street            and Trustee                     Mr. Haldeman has served in
    Philadelphia, PA                                           various capacities at different
        19103                                                  times at Delaware Investments(2)

   October 29, 1948                                              President/Chief Operating
                                                                    Officer/Director -
                                                                 United Asset Management
                                                               (January 1998 - January 2000)

                                                                   Partner/Director -
                                                                 Cooke and Bieler, Inc.
                                                               (Investment Management)
                                                              (June 1974 - January 1998)

 David K. Downes(3)                President,      9 Years -            Mr. Downes has               107        Director/President -
2005 Market Street              Chief Executive  Executive Officer    served in various                          Lincoln National
 Philadelphia, PA                   Officer,                         executive capacities                     Convertible Securities
     19103                      Chief Financial  3 Years - Trustee    at different times                            Fund, Inc.
                              Officer and Trustee                   at Delaware Investments

 January 8, 1940                                                                                                Director/President -
                                                                                                                 Lincoln National
                                                                                                                 Income Fund, Inc.


Independent Trustees

  Walter P. Babich                  Trustee        14 Years              Board Chairman -            107               None
460 North Gulph Road                                                Citadel Constructors, Inc.
King of Prussia, PA                                                       (1989 - Present)
     19406


October 1, 1927

  John H. Durham                    Trustee        23 Years(4)          Private Investor             107              Trustee -
   P.O. Box 819                                                                                                   Abington Memorial
Gwynedd Valley, PA                                                                                                    Hospital
      19437


August 7, 1937                                                                                                 President/Director -
                                                                                                                22 WR Corporation

(1) Mr. Haldeman is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, accounting service provider and transfer agent.
(2) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.
(3) Mr. Downes is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, distributor, accounting service provider and transfer agent.
(4) Mr. Durham served as a Director Emeritus from 1995 through 1998.

    Name,                                                               Principal                 Number of          Other
   Address                        Position(s)                          Occupation(s)        Portfolios in Fund    Directorships
     and                          Held with       Length of Time         During              Complex Overseen        Held by
   Birthdate                        Fund(s)            Served           Past 5 Years             by Trustee          Trustee
----------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (continued)

    John A. Fry                     Trustee          1 Year            President -                    89           Director -
   P.O. Box 3003                                               Franklin & Marshall College                     Sovereign Bancorp
   Lancaster, PA                                                 (June 2002 - Present)
      17604

                                                               Executive Vice President -                           Director -
                                                              University of Pennsylvania                         Sovereign Bank
                                                               (April 1995 - June 2002)
May 28, 1960

Anthony  D. Knerr                   Trustee        12 Years    Founder/Managing Director -           107              None
500 Fifth Avenue                                              Anthony Knerr & Associates
New York, NY                                                      (1990 - Present)
   10110

December 7, 1938


Ann R. Leven                        Trustee        13 Years  Treasurer/Chief Fiscal Officer -        107             Director -
785 Park Avenue                                                 National Gallery of Art                         Recoton Corporation
New York, NY                                                        (1994 - 1999)
  10021                                                                                                              Director -
                                                                                                                   Systemax, Inc.
November 1, 1940
                                                                                                                Director - Andy
                                                                                                               Warhol Foundation

  Thomas F. Madison                 Trustee         8 Years          President/Chief                 107      Director - Valmont
200 South Fifth Street                                             Executive Officer -                         Industries, Inc.
     Suite 2100                                                     MLM Partners, Inc.
  Minneapolis, MN                                              (Small Business Investing                        Director - ACI
      55402                                                         and Consulting)                            Telecentrics Inc.
                                                               (January 1993 - Present)
                                                                                                               Director - Digital
                                                                                                                  River Inc.

February 25, 1936
                                                                                                               Director - Rimage
                                                                                                                  Corporation



 Janet L. Yeomans                    Trustee        3 Years    Vice President Treasurer -            107              None
Building 220-13W-37                                                3M Corporation
  St. Paul, MN                                                 (July 1995 - Present)
     55144
                                                              Ms. Yeomans has held
July 31, 1948                                                  various management
                                                           positions at 3M Corporation
                                                                  since 1983.

    Name,                                                               Principal                 Number of          Other
   Address                        Position(s)                          Occupation(s)        Portfolios in Fund    Directorships
     and                          Held with       Length of Time         During              Complex Overseen        Held by
   Birthdate                        Fund(s)            Served           Past 5 Years        by Trustee/Officer   Trustee/Officer
----------------------------------------------------------------------------------------------------------------------------------
Officers

  William E. Dodge               Executive Vice     2 Years      Executive Vice President and        107               None
 2005 Market Street              President and                    Chief Investment Officer -
  Philadelphia, PA              Chief Investment                      Equity of Delaware
      19103                     Officer - Equity                Investment Advisers, a series of
                                                                      Delaware Management
                                                                        Business Trust
June 29, 1949                                                    (April 1999 - Present)

                                                                   President, Director
                                                                    of Marketing and
                                                                  Senior Portfolio Manager -
                                                                 Marvin & Palmer Associates
                                                                 (Investment Management)
                                                                (August 1996 - April 1999)

 Jude T. Driscoll                Executive Vice      1 Year   Executive Vice President and           107               None
2005 Market Street               President and                  Head of Fixed-Income of
 Philadelphia, PA                   Head of                   Delaware Investment Advisers,
     19103                        Fixed-Income                   a series of Delaware
                                                              Management Business Trust
                                                               (August 2000 - Present)
March 10, 1963
                                                              Senior Vice President and
                                                            Director of Fixed-Income Process -
                                                             Conseco Capital Management
                                                              (June 1998 - August 2000)

                                                                 Managing Director -
                                                              NationsBanc Capital Markets
                                                              (February 1996 - June 1998)

Richard J. Flannery      Executive Vice President,  5 Years    Mr. Flannery has served in            107               None
2005 Market Street          General Counsel and               various executive capacities
Philadelphia, PA            Chief Administrative                  at different times at
    19103                                                        Delaware Investments.

 September 30, 1957

Richelle S. Maestro       Senior Vice President,    9 Years     Ms. Maestro has served in            107               None
2005 Market Street        Deputy General Counsel               various executive capacities
 Philadelphia, PA              and Secretary                     at different times at
     19103                                                        Delaware Investments.

November 26, 1957

 Michael P. Bishof         Senior Vice President    6 Years     Mr. Bishof has served in             107               None
2005 Market Street            and Treasurer                   various executive capacities
 Philadelphia, PA                                                at different times at
     19103                                                       Delaware Investments.

August 18, 1962

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

                   Delaware
                   Investments(SM)
                   --------------------------------------
                   A member of Lincoln Financial Group(R)

This annual report is for the information of Delaware American Services Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware American Services Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                          Affiliated Officers                        Contact Information
Charles E. Haldeman, Jr.                   William E. Dodge                           Investment Manager
Chairman                                   Executive Vice President and               Delaware Management Company
Delaware Investments Family of Funds       Chief Investment Officer, Equity           Philadelphia, PA
Philadelphia, PA                           Delaware Investments Family of Funds
                                           Philadelphia, PA                           International Affiliate
Walter P. Babich                                                                      Delaware International Advisers Ltd.
Board Chairman                             Jude T. Driscoll                           London, England
Citadel Constructors, Inc.                 Executive Vice President and
King of Prussia, PA                        Head of Fixed Income                       National Distributor
                                           Delaware Investments Family of Funds       Delaware Distributors, L.P.
David K. Downes                            Philadelphia, PA                           Philadelphia, PA
President and Chief Executive Officer
Delaware Investments Family of Funds       Richard J. Flannery                        Shareholder Servicing, Dividend
Philadelphia, PA                           President and Chief Executive Officer      Disbursing and Transfer Agent
                                           Delaware Distributors, L.P.                Delaware Service Company, Inc.
John H. Durham                             Philadelphia, PA                           2005 Market Street
Private Investor                                                                      Philadelphia, PA 19103-7094
Gwynedd Valley, PA                         Richelle S. Maestro
                                           Senior Vice President, Deputy General      For Shareholders
John A. Fry                                Counsel and Secretary                      800 523-1918
President                                  Delaware Investments Family of Funds
Franklin & Marshall College                Philadelphia, PA                           For Securities Dealers and Financial
Lancaster, PA                                                                         Institutions Representatives Only
                                           Michael P. Bishof                          800 362-7500
Anthony D. Knerr                           Senior Vice President and Treasurer
Consultant                                 Delaware Investments Family of Funds       Web site
Anthony Knerr & Associates                 Philadelphia, PA                           www.delawareinvestments.com
New York, NY

Ann R. Leven
Former Treasurer/Chief Fiscal Officer
National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

(6429)                                                                                            Printed in the USA
AR-496 [6/02] VG 8/02                                                                                          J8454